UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 25, 2000

                AMORTIZING RESIDENTIAL COLLATERAL MORTGAGE TRUST
             Mortgage Pass-Through Certificates, Series 2000-BC1 Trust


New York (governing law of          333-68513-10   Pending
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On February 25, 2000 a distribution was made to holders of AMORTIZING RESIDENTIAL COLLATERAL MORTGAGE TRUST, Mortgage Pass-Through Certificates, Series 2000-BC1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Mortgage Pass-Through Certificates, Series 2000-BC1 Trust, relating to the February 25, 2000 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                 AMORTIZING RESIDENTIAL COLLATERAL MORTGAGE TRUST
              Mortgage Pass-Through Certificates, Series 2000-BC1 Trust

              By:   First Union National Bank, as Trustee
              By:   /s/ Pablo de la Canal, Officer
              By:   Pablo de la Canal, Officer
              Date: 2/28/00


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-BC1 Trust, relating to the February 25, 2000 distribution.